UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 1, 2004


                                MONACO GROUP INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0 - 50752               98-0404764
           --------                     ---------               ----------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)           Number)          Identification Number)


          20A Voyager Court South, Etobicoke, Ontario, Canada, M9W 5M7
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (416) 213-0028
                                 --------------
                         (Registrant's telephone number)

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE
---------------------------------------------------

On July 1, 2004, Monaco Group Inc., a Delaware corporation (the "Company"), entered into a Share Purchase Agreement with Amton Inc., a New York corporation ("Amton") (the "Share Purchase Agreement"). Under the terms of the Share Purchase Agreement, Amton will sell to the Company all of the issued and outstanding shares of Bayshore Foods Inc., an Ontario corporation ("Bayshore"), in consideration of a note payable in the amount of $350,000 Canadian dollars and 400,000 shares of the common stock of the Company ("Transaction").

The Transaction is expected to close on or about July 15, 2004.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

(c)  Exhibits

Exhibit Number   Description
--------------   ---------------------------------------------------------------
10.4             Share Purchase Agreement dated July 1, 2004 By and Among Monaco
                 Group Inc. and Amton Inc.




                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                Monaco Group Inc.
                                                -----------------
                                                (Registrant)


                                                /s/ Peter Nelipa
                                                ------------------------------
                                                Peter Nelipa
                                                Chief Executive Officer
                                                (Duly Authorized Officer)

                                                Date: July 1, 2004

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number  Description
--------------  ----------------------------------------------------------------
10.4 Share Purchase Agreement dated July 1, 2004 By and Among Monaco Group Inc. and Amton Inc.